Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	June 30, 2011

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2011

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	June 30		Dec. 31
	2011		2010
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,690	4%	$1,905	4%
Fixed Maturities
Tax Exempt	20,164	47	19,774	47
Taxable	17,203	40	16,745	40
Equity Securities	1,663	4	1,550	4
Other Invested Assets	2,337	5	2,239	5

Total Invested Assets	$43,057	100%	$42,213	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,711		$1,458
Equity Securities	371		265

	2,082		1,723
Deferred Income Tax Liability	729		603

	$1,353		$1,120

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,791		15,530

Total Capitalization	$19,766		$19,505

Debt as a Percentage of Total Capitalization	20.1%		20.4%

Actual Common Shares Outstanding	285.9		297.3

Book Value Per Common Share	$55.23		$52.24

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$51.34		$49.05

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2011	2011	to June 30, 2011
Cost of Shares Repurchased	$455	$842	$8,802

Average Cost Per Share	$64.86	$61.99	$51.75

Shares Repurchased	7,026,590	13,589,843	170,097,547
During the period from December 2005 through June 2010, under several share repurchase authorizations the Board of Directors authorized the repurchase of a total of 155 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.
In December 2010, the Board of Directors authorized the repurchase of up to 30,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of June 30, 2011, 14,902,453 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2011	2010	2011	2010
		(in millions)
Short Term Investments	$594	$817	$594	$817
Taxable Fixed Maturities	1,050	1,154	1,089	1,197
Equity Securities	200	205	170	171
Other Invested Assets	24	23	24	23

TOTAL	$1,868	$2,199	$1,877	$2,208

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2011	2010	2011	2010
		(in millions)
Short Term Investments	$1,096	$1,088	$1,096	$1,088
Fixed Maturities
Tax Exempt	19,216	19,072	20,164	19,774
Taxable	15,390	14,835	16,114	15,548
Equity Securities	1,092	1,080	1,493	1,379
Other Invested Assets	2,313	2,216	2,313	2,216

TOTAL	$39,107	$38,291	$41,180	$40,005

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2011	2010	2011	2010
		(in millions)
CORPORATE INVESTMENT INCOME	$6	$22	$14	$30

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$193	$190	$385	$379
Taxable Interest	117	114	233	235
Other	15	12	24	21
Investment Expenses	(7)	(5)	(14)	(11)

TOTAL	$318	$311	$628	$624

Effective Tax Rate	19.3%	19.2%	19.0%	19.2%

After-Tax Annualized Yield	3.24%	3.26%	3.22%	3.26%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2011	2010	2010
		(in millions)
Estimated Statutory Policyholders’ Surplus	$15,000	$14,539	$14,400
Rolling Year Statutory Net Premiums Written	$11,532	$11,262	$11,151
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.77:1	0.77:1	0.77:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2011

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/11	12/31/10	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$409	$395	$14	$3	$11
Homeowners	782	692	90	71	19
Other	885	877	8	(2)	10

Total Personal	2,076	1,964	112	72	40

Commercial Insurance
Multiple Peril	1,834	1,705	129	60	69
Casualty	6,213	6,141	72	127	(55)
Workers’ Compensation	2,304	2,234	70	69	1
Property and Marine	1,076	819	257	146	111

Total Commercial	11,427	10,899	528	402	126

Specialty Insurance
Professional Liability	7,391	7,388	3	(8)	11
Surety	67	58	9	—	9

Total Specialty	7,458	7,446	12	(8)	20

Total Insurance	20,961	20,309	652	466	186
Reinsurance Assumed	530	592	(62)	(61)	(1)

Total	$21,491	$20,901	$590	$405	$185

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$343	$314	$1,214	$1,164	$400	$404	$1,957	$1,882
Decrease (Increase) in Unearned Premiums	(13)	(10)	(4)	13	(3)	(27)	(20)	(24)

Net Premiums Earned	330	304	1,210	1,177	397	377	1,937	1,858

Net Losses Paid	193	191	662	705	233	220	1,088	1,116
Increase (Decrease) in Outstanding Losses	10	(6)	85	122	—	(7)	95	109

Net Losses Incurred	203	185	747	827	233	213	1,183	1,225

Expenses Incurred	106	94	417	390	147	131	670	615

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$21	$25	$46	$(40)	$17	$33	$84	$18

Ratios After Dividends to Policyholders:

Loss	61.5%	60.9%	61.7%	70.3%	58.7%	56.5%	61.1%	65.9%
Expense	30.9	29.9	34.4	33.5	36.7	32.4	34.2	32.7

Combined	92.4%	90.8%	96.1%	103.8%	95.4%	88.9%	95.3%	98.6%

Premiums Written as a % of Total	5.8%	5.6%	20.5%	20.6%	6.8%	7.1%	33.1%	33.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$562	$540	$855	$812	$463	$409	$756	$691	$2,636	$2,452
Decrease (Increase) in Unearned Premiums	5	16	(50)	(49)	(60)	(40)	(88)	(63)	(193)	(136)

Net Premiums Earned	567	556	805	763	403	369	668	628	2,443	2,316

Net Losses Paid	306	259	433	373	207	201	329	302	1,275	1,135
Increase (Decrease) in Outstanding Losses	124	107	17	100	65	37	248	58	454	302

Net Losses Incurred	430	366	450	473	272	238	577	360	1,729	1,437

Expenses Incurred	215	204	238	225	98	95	247	231	798	755

Dividends Incurred	—	—	—	—	14	13	—	—	14	13

Statutory Underwriting Income (Loss)	$(78)	$(14)	$117	$65	$19	$23	$(156)	$37	$(98)	$111

Ratios After Dividends to Policyholders:

Loss	75.8%	65.8%	55.9%	62.0%	70.0%	66.8%	86.4%	57.4%	71.2%	62.4%
Expense	38.3	37.8	27.8	27.7	21.8	24.0	32.7	33.4	30.4	31.0

Combined	114.1%	103.6%	83.7%	89.7%	91.8%	90.8%	119.1%	90.8%	101.6%	93.4%

Premiums Written as a % of Total	9.5%	9.6%	14.5%	14.4%	7.8%	7.2%	12.8%	12.2%	44.6%	43.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$1,146	$1,153	$173	$159	$1,319	$1,312
Decrease (Increase) in Unearned Premiums	74	79	(9)	8	65	87

Net Premiums Earned	1,220	1,232	164	167	1,384	1,399

Net Losses Paid	782	794	15	8	797	802
Increase (Decrease) in Outstanding Losses	(93)	(70)	8	4	(85)	(66)

Net Losses Incurred	689	724	23	12	712	736

Expenses Incurred	334	322	57	57	391	379

Dividends Incurred	—	—	2	3	2	3

Statutory Underwriting Income (Loss)	$197	$186	$82	$95	$279	$281

Ratios After Dividends to Policyholders:

Loss	56.5%	58.8%	14.2%	7.3%	51.5%	52.7%
Expense	29.1	27.9	33.3	36.6	29.7	29.0

Combined	85.6%	86.7%	47.5%	43.9%	81.2%	81.7%

Premiums Written as a % of Total	19.4%	20.4%	2.9%	2.8%	22.3%	23.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$5,912	$5,646	$2	$5	$5,914	$5,651
Decrease (Increase) in Unearned Premiums	(148)	(73)	1	3	(147)	(70)

Net Premiums Earned	5,764	5,573	3	8	5,767	5,581

Net Losses Paid	3,160	3,053	50	65	3,210	3,118
Increase (Decrease) in Outstanding Losses	464	345	(62)	(73)	402	272

Net Losses Incurred	3,624	3,398	(12)	(8)	3,612	3,390

Expenses Incurred	1,859	1,749	—	2	1,859	1,751

Dividends Incurred	16	16	—	—	16	16

Statutory Underwriting Income	$265	$410	$15	$14	280	424

Increase in Deferred Acquisition Costs					57	43

GAAP Underwriting Income					$337	$467

Ratios After Dividends to Policyholders:

Loss	63.1%	61.1%	* %	* %	62.8%	60.9%
Expense	31.5	31.1	*	*	31.5	31.1

Combined	94.6%	92.2%	* %	* %	94.3%	92.0%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$4,233	$4,147	$1,681	$1,504	$5,914	$5,651
Decrease (Increase) in Unearned Premiums	(40)	26	(107)	(96)	(147)	(70)

Net Premiums Earned	4,193	4,173	1,574	1,408	5,767	5,581

Net Losses Paid	2,428	2,466	782	652	3,210	3,118
Increase (Decrease) in Outstanding Losses	246	238	156	34	402	272

Net Losses Incurred	2,674	2,704	938	686	3,612	3,390

Expenses Incurred	1,261	1,223	598	528	1,859	1,751

Dividends Incurred	16	16	—	—	16	16

Statutory Underwriting Income	$242	$230	$38	$194	280	424

Increase in Deferred Acquisition Costs					57	43

GAAP Underwriting Income					$337	$467

Ratios After Dividends to Policyholders:

Loss	64.0%	65.0%	59.6%	48.7%	62.8%	60.9%
Expense	29.9	29.6	35.6	35.1	31.5	31.1

Combined	93.9%	94.6%	95.2%	83.8%	94.3%	92.0%

Premiums Written as a % of Total	71.6%	73.4%	28.4%	26.6%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$181	$168	$681	$647	$201	$193	$1,063	$1,008
Decrease (Increase) in Unearned Premiums	(14)	(14)	(72)	(60)	3	(1)	(83)	(75)

Net Premiums Earned	167	154	609	587	204	192	980	933

Net Losses Paid	97	97	353	429	125	121	575	647
Increase (Decrease) in Outstanding Losses	5	(3)	41	(63)	(1)	(12)	45	(78)

Net Losses Incurred	102	94	394	366	124	109	620	569

Expenses Incurred	56	49	225	208	76	65	357	322

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$9	$11	$(10)	$13	$4	$18	$3	$42

Ratios After Dividends to Policyholders:

Loss	61.1%	61.0%	64.7%	62.4%	60.8%	56.8%	63.3%	61.0%
Expense	30.9	29.2	33.0	32.1	37.8	33.7	33.6	31.9

Combined	92.0%	90.2%	97.7%	94.5%	98.6%	90.5%	96.9%	92.9%

Premiums Written as a % of Total	5.9%	5.8%	22.3%	22.4%	6.6%	6.7%	34.8%	34.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$295	$286	$419	$398	$220	$187	$376	$338	$1,310	$1,209
Decrease (Increase) in Unearned Premiums	(10)	1	(14)	(21)	(14)	(4)	(38)	(21)	(76)	(45)

Net Premiums Earned	285	287	405	377	206	183	338	317	1,234	1,164

Net Losses Paid	156	130	274	198	109	108	176	163	715	599
Increase (Decrease) in Outstanding Losses	83	40	(47)	41	34	8	95	24	165	113

Net Losses Incurred	239	170	227	239	143	116	271	187	880	712

Expenses Incurred	113	103	117	110	47	47	124	118	401	378

Dividends Incurred	—	—	—	—	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$(67)	$14	$61	$28	$9	$14	$(57)	$12	$(54)	$68

Ratios After Dividends to Policyholders:

Loss	83.9%	59.2%	56.1%	63.4%	71.8%	65.5%	80.2%	59.0%	71.7%	61.5%
Expense	38.3	36.0	27.9	27.6	22.1	26.0	33.0	34.9	30.8	31.4

Combined	122.2%	95.2%	84.0%	91.0%	93.9%	91.5%	113.2%	93.9%	102.5%	92.9%

Premiums Written as a % of Total	9.7%	9.9%	13.7%	13.8%	7.2%	6.5%	12.3%	11.7%	42.9%	41.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$595	$583	$85	$83	$680	$666
Decrease (Increase) in Unearned Premiums	21	29	(4)	3	17	32

Net Premiums Earned	616	612	81	86	697	698

Net Losses Paid	420	407	9	3	429	410
Increase (Decrease) in Outstanding Losses	(73)	(41)	(1)	7	(74)	(34)

Net Losses Incurred	347	366	8	10	355	376

Expenses Incurred	168	160	29	29	197	189

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$101	$86	$43	$45	$144	$131

Ratios After Dividends to Policyholders:

Loss	56.4%	59.8%	10.0%	11.9%	51.0%	54.0%
Expense	28.2	27.4	34.5	35.8	29.0	28.5

Combined	84.6%	87.2%	44.5%	47.7%	80.0%	82.5%

Premiums Written as a % of Total	19.5%	20.2%	2.8%	2.9%	22.3%	23.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2011	2010	2011	2010		2011	2010
Net Premiums Written	$3,053	$2,883	$2	$3		$3,055	$2,886
Decrease (Increase) in Unearned Premiums	(142)	(88)	—	1		(142)	(87)

Net Premiums Earned	2,911	2,795	2	4		2,913	2,799

Net Losses Paid	1,719	1,656	24	30		1,743	1,686
Increase (Decrease) in Outstanding Losses	136	1	(32)	(27)		104	(26)

Net Losses Incurred	1,855	1,657	(8)	3		1,847	1,660

Expenses Incurred	955	889	—	—		955	889

Dividends Incurred	8	8	—	—		8	8

Statutory Underwriting Income	$93	$241	$10	$1		103	242

Increase in Deferred Acquisition Costs						32	21

GAAP Underwriting Income						$135	$263

Ratios After Dividends to Policyholders:

Loss	63.9%	59.5%	* %	*	%	63.6%	59.5%
Expense	31.4	30.9	*	*		31.3	30.9

Combined	95.3%	90.4%	* %	*	%	94.9%	90.4%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,271	$2,199	$784	$687	$3,055	$2,886
Decrease (Increase) in Unearned Premiums	(165)	(122)	23	35	(142)	(87)

Net Premiums Earned	2,106	2,077	807	722	2,913	2,799

Net Losses Paid	1,283	1,360	460	326	1,743	1,686
Increase (Decrease) in Outstanding Losses	150	(15)	(46)	(11)	104	(26)

Net Losses Incurred	1,433	1,345	414	315	1,847	1,660

Expenses Incurred	664	634	291	255	955	889

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income	$1	$90	$102	$152	103	242

Increase in Deferred Acquisition Costs					32	21

GAAP Underwriting Income					$135	$263

Ratios After Dividends to Policyholders:

Loss	68.3%	65.0%	51.3%	43.6%	63.6%	59.5%
Expense	29.3	28.9	37.1	37.1	31.3	30.9

Combined	97.6%	93.9%	88.4%	80.7%	94.9%	90.4%

Premiums Written as a % of Total	74.3%	76.2%	25.7%	23.8%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2011	2010	2011	2010
		(dollars in millions)
Annualized Net Income	$1,676	$2,072	$1,856	$1,964
Average Shareholders’ Equity	$15,685	$15,637	$15,633	$15,636

Return on Equity	10.7%	13.3%	11.9%	12.6%

Annualized Operating Income	$1,496	$1,840	$1,558	$1,682
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,477	$14,455	$14,454	$14,500

Operating Return on Equity	10.3%	12.7%	10.8%	11.6%